UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 31, 2005
                                                         ----------------


                             ARROW ELECTRONICS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)



            NEW YORK                    1-4482                11-1806155
            --------                    ------                ----------
  (State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)            File Number)        Identification No.)


                    50 MARCUS DRIVE, MELVILLE, NEW YORK 11747
                    -----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 20.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

         On October 31, 2005, Arrow Electronics Taiwan Limited ("Arrow Taiwan"), a wholly-owned subsidiary of the Registrant, issued a press release announcing that it had launched an all-cash tender offer to acquire up to 70% of the outstanding common stock of Ultra Source Technology Corp. ("Ultra Source"). In connection with the tender offer, certain key members of the board of directors and executive management team of Ultra Source (the "Management Team") have agreed to tender their shares and to cause the tender or sale of other shares, representing, in the aggregate, approximately 40% of the outstanding common stock of Ultra Source, including the sale to Arrow Taiwan of a holding company that owns approximately 7% of the outstanding common stock of Ultra Source. Consummation of the tender offer is subject to the satisfaction of certain conditions, including the receipt of certain regulatory approvals and the tender of at least 33% of the outstanding common stock of Ultra Source, on a fully-diluted basis.

         A copy of the press release announcing the tender offer is attached hereto as an Exhibit (99.1).


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS
                  99.1 press release issued by Arrow Electronics, Inc. dated October 31, 2005.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ARROW ELECTRONICS, INC.


Date:  November 2, 2005                By:  /s/Peter S. Brown
                                            -----------------
                                     Name:  Peter S. Brown
                                    Title:  Senior Vice President




                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

99.1              Press release issued by Arrow Electronics, Inc., dated
                  October 31, 2005.